Exhibit 10.4

FORM OF MUTUAL RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT:

Reference is hereby made to (a) that certain Securities Purchase Agreement, dated as of April 16, 2019 (as amended, restated or otherwise modified from time to time prior to the date hereof, the “Securities Purchase Agreement”), by and among CHINA SXT PHARMACEUTICALS, INC., a company organized under the laws of the British Virgin Islands (the “Company”), [INVESTOR] (the “Investor”) and the other buyers signatory thereto (the “Buyers”), pursuant to which, among other things, the Company sold, and the Investor, in its capacity as a Buyer, purchased (A) that certain Series A Senior Convertible Note, dated May 2, 2019, with an original principal amount of US$5,000,000 (as amended, restated or otherwise modified from time to time prior to the date hereof, the “Series A Note”), convertible into Ordinary Shares (as defined in the Securities Purchase Agreement) in accordance therewith and (B) that certain Series B Senior Secured Convertible Note, dated May 2, 2019, with an original principal amount of US$2,500,000 (as amended, restated or otherwise modified from time to time prior to the date hereof, the “Series B Note”, and together with the Series A Note, the “Notes”), convertible into Ordinary Shares in accordance therewith, (C) Warrants (“Series A Warrants”) to purchase 298,329 of the Company’s ordinary shares equal to 50% of the shares issuable upon conversion of the Series A Notes, and (D) Warrants (“Series B Warrants”, and together with the Series A Warrants, the “Warrants”) to purchase 149,165 of the Company’s ordinary shares equal to 50% of the shares issuable upon conversion of the Series B Notes; and (b) that certain Forbearance and Amendment Agreement, dated December 13, 2019, by and between the Company and the Investor (the “Forbearance Agreement”), pursuant to which the parties agreed that the Company shall redeem the Series A Note for a cash amount equal to the Forbearance Redemption Amounts (as defined in the Forbearance Agreement) and the Investor shall Net (as defined in the Series B Note) all Restricted Principal (as defined in the Series B Note) outstanding under the Series B Note against the amounts outstanding under the Investor Note (as defined in the Series B Note), after which the Series B Note and, pursuant to Section 2(j) of the Series B Warrant, the Series B Warrant shall no longer remain outstanding.;

WHEREAS, the Company and the Investor each desire to obtain a mutual release (the “Release”) with respect to any remaining claims and obligations of each party with respect to the Notes and the Warrants, effective upon the Company’s payment of all of such Forbearance Redemption Amounts as required pursuant to the terms of the Forbearance Agreement (and any other amounts or obligations arising hereunder, under the Notes or any other Transaction Documents (as defined in the Forbearance Agreement)) on or after the date hereof (the “Effective Time”); and

WHEREAS, all capitalized terms not defined in this MUTUAL RELEASE shall have the meaning as set forth in the Forbearance Agreement.

Now, therefore, for good and valuable consideration, the Company and the Investor hereby agree as follows:

1. [INVESTOR’S] Release of the Company. Effective as of the Effective Time, [INVESTOR], on behalf of itself and its past, present and future heirs, executors, administrators, successors and assigns, shareholders, partners, employees, agents, attorneys, members, controlling persons, representatives, affiliates, subsidiaries or other entities controlled by them (hereinafter, collectively referred to as “[INVESTOR]RELEASORS”), in consideration of the foregoing good and valuable consideration received from the Company (hereinafter, referred to as “[INVESTOR]RELEASEE”) as of the Effective Time, release and discharge the [INVESTOR] RELEASEE, and the [INVESTOR] RELEASEE’S past, present and future heirs, executors, administrators, successors, assigns, shareholders, partners, employees, agents, members, controlling persons, representatives, attorneys, affiliates, subsidiaries or other entities controlled by them, from any and all charges, complaints, liabilities, obligations, promises, agreements, demands, costs, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands of any nature whatsoever, including class claims, direct or indirect, in law,admiralty, equity or otherwise, known or unknown, whether suspected or unsuspected, and whether concealed or hidden solely with respect to the Notes and the Warrants, which against the [INVESTOR] RELEASEE the [INVESTOR] RELEASOR ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing with respect to the Notes and the Warrants from the beginning of the world to, and including, the date of hereof. The words “[INVESTOR] RELEASOR” and “[INVESTOR] RELEASEE” include all releasors and all releasees under Section 1 of this MUTUAL RELEASE.

2. The Company’s Release of [INVESTOR]. Effective as of the Effective Time, the Company, on behalf of itself and its past, present and future heirs, executors, administrators, successors and assigns, shareholders, partners, employees, agents, members, controlling persons, representatives, attorneys, affiliates, subsidiaries or other entities controlled by them (hereinafter, collectively referred to as “COMPANY RELEASORS”), for good and valuable consideration received from [INVESTOR] (hereinafter, referred to as “COMPANY RELEASEE”), receipt whereof is hereby acknowledged, release and discharge the COMPANY RELEASEE, and each of the COMPANY RELEASE’S past, present and future heirs, executors, administrators, successors, assigns, shareholders, partners, employees, agents, attorneys, members, controlling persons, representatives, affiliates, subsidiaries or other entities controlled by them, from any and all charges, complaints, liabilities, obligations, promises, agreements, demands, costs, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands of any nature whatsoever, including class claims, direct or indirect, in law, admiralty, equity or otherwise, known or unknown, whether suspected or unsuspected, and whether concealed or hidden solely with respect to the Notes and the Warrants, which against the COMPANY RELEASEE the COMPANY RELEASORS ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing with respect to the Notes and the Warrants from the beginning of the world to, and including, the date of this RELEASE. The words “COMPANY RELEASOR” and “COMPANY RELEASEE” include all releasors and all releasees under Section 2 of this MUTUAL RELEASE.

This MUTUAL RELEASE may not be changed orally but only by a writing signed by all the parties.

IN WITNESS WHEREOF, [INVESTOR] and the Company have caused this MUTUAL RELEASE to be executed on the 13th day of December, 2019.

[INVESTOR]

By:
Name:
Title:

Witness

Name

IN WITNESS WHEREOF, [INVESTOR] and the Company have caused this MUTUAL RELEASE to be executed on the 13th day of December, 2019.

CHINA SXT PHARMACEUTICALS, INC.

By:
Name:
Title:

Witness

Name:

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